UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 22, 2008


                        INTEGRATED SURGICAL SYSTEMS, INC.
         ---------------------------------------------------------------
        (Exact name of small Business Issuer as specified in its charter)


          Delaware                    1-12471                     68-0232575
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(State or other jurisdiction        (Commission                  (IRS Employer
     of incorporation)              File Number)             Identification No.)


401 Wilshire Boulevard, Suite 1020                                  90401
    Santa Monica, California
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (310) 526-5000

                                       N/A
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          (Former name or former address, if changes since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

Effective as of close of business December 31, 2009, Michael J. Tomczak has resigned as Chief Financial Officer of the Registrant. Mr. Tomczak will continue as a director of the Registrant.

Effective as of January 1, 2010 Gary Schuman was appointed as Chief Financial Officer of the Registrant.

Mr. Schuman is currently Chief Financial Officer of MDB Capital Group where he has served in this position since November 2009. MDB Capital Group entered into an Investment Banking Advisory Services agreement with the Registrant in November 2007 and extended this agreement indefinitely in April 2009. The Chief Executive Officer and a director of the Registrant is the Chief Executive Officer and a director of MDB Capital Group. Prior to his position with MDB Capital Group, Mr. Schuman was Interim Chief Financial Officer of USBX Advisory Services LLC from December 2007 to November 2009 and its Chief Financial Officer and Chief Compliance Officer from September 2003 to December 2007.


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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Integrated Surgical Systems, Inc.
                                               (Registrant)


Dated: December 24, 2009                       By: /s/ Christopher A. Marlett
                                                   -----------------------------
                                                   Christopher A. Marlett,
                                                   Chief Executive Officer


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